UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2007

ENTERRA SYSTEMS INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of incorporation)

333-131869

(Commission File Number)

N/A

(IRS Employer Identification No.)

300 – 1000 West 14th Street, North Vancouver, British Columbia, Canada V7P 3P3

(Address of principal executive offices and Zip Code)

(604) 990-1255

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes In Registrant's Certifying Accountants

On April 12, 2007, our board of directors approved the dismissal of Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants as our independent accountants and the appointment of Telford Sadovnick, PLLC, Certified Public Accountants, as our principal independent accountant.

Dale Matheson Carr-Hilton LaBonte LLP’s report dated January 24, 2007 on our financial statements for the most recent fiscal years ended October 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audits of our financial statements for the most recent years ended October 31, 2006 and 2005 and in the subsequent interim periods through the date of resignation, there were no disagreements, resolved or not, with Dale Matheson Carr-Hilton LaBonte LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Dale Matheson Carr-Hilton LaBonte LLP, would have caused Dale Matheson Carr-Hilton LaBonte LLP to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years.

During the years ended October 31, 2006 and 2005, and in the subsequent interim periods through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided Dale Matheson Carr-Hilton LaBonte LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from Dale Matheson Carr-Hilton LaBonte LLP dated April 12, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended October 31, 2006 and 2005, and the subsequent interim periods through the date hereof, we have not, nor has any person on our behalf, consulted with Telford Sadovnick, PLLC regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Telford Sadovnick, PLLC provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Item 9.01	Financial Statements and Exhibits.
16.1	Letter from Dale Matheson Carr-Hilton LaBonte LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERRA SYSTEMS INC.

/s/ Mauro Baessato

Mauro Baessato

President and Director

Date:	April 12, 2007